Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Contingencies

22. CONTINGENCIES

From time to time, the Company may become involved in regulatory proceedings, or become liable for legal, contractual and other claims by various parties, including customers, suppliers, former employees, class action plaintiffs and others. On an ongoing basis, the Company attempts to assess the likelihood of any adverse judgments or outcomes to these proceedings or claims, together with potential ranges of probable costs and losses. A determination of the provision required, if any, for these contingencies is made after analysis of each individual issue. The required provision may change in the future due to new developments in each matter or changes in approach such as a change in settlement strategy in dealing with these matters.

[a]	In November 1997, the Company and two of its subsidiaries were sued by KS Centoco Ltd., an Ontario-based steering wheel manufacturer in which the Company has a 23% equity interest, and by Centoco Holdings Limited, the owner of the remaining 77% equity interest in KS Centoco Ltd. In March 1999, the plaintiffs were granted leave to make substantial amendments to the original statement of claim in order to add several new defendants and claim additional remedies, and in February 2006, the plaintiffs further amended their claim to add an additional remedy. The amended statement of claim alleges, among other things:

•	breach of fiduciary duty by the Company and two of its subsidiaries;

•	breach by the Company of its binding letter of intent with KS Centoco Ltd., including its covenant not to have any interest, directly or indirectly, in any entity that carries on the airbag business in North America, other than through MST Automotive Inc., a company to be 77% owned by Magna and 23% owned by Centoco Holdings Limited;

•	the plaintiff’s exclusive entitlement to certain airbag technologies in North America pursuant to an exclusive licence agreement, together with an accounting of all revenues and profits resulting from the alleged use by the Company, TRW Inc. [“TRW”] and other unrelated third party automotive supplier defendants of such technology in North America;

•	a conspiracy by the Company, TRW and others to deprive KS Centoco Ltd. of the benefits of such airbag technology in North America and to cause Centoco Holdings Limited to sell to TRW its interest in KS Centoco Ltd. in conjunction with the Company’s sale to TRW of its interest in MST Automotive GmbH and TEMIC Bayern-Chemie Airbag GmbH; and

•	oppression by the defendants.

The plaintiffs are seeking, amongst other things, damages of approximately Cdn$3.5 billion. Document production, completion of undertakings and examinations for discovery are substantially complete, although limited additional examinations for discovery may occur. A trial is not expected to commence until 2016, at the earliest. The Company believes it has valid defences to the plaintiffs’ claims and therefore intends to continue to vigorously defend this case. Notwithstanding the amount of time which has transpired since the claim was filed, these legal proceedings remain at an early stage and, accordingly, it is not possible to predict their outcome.

[b]	In September 2013, representatives of the Bundeskartellamt, the German Federal Cartel Office, attended at one of the Company’s operating divisions in Germany to obtain information in connection with an ongoing antitrust investigation relating to suppliers of automotive textile coverings and components, particularly trunk linings.

In September 2014, the Conselho Administrativo de Defesa Economica, Brazil’s Federal competition authority, attended at one of the Company’s operating divisions in Brazil to obtain information in connection with an ongoing antitrust investigation relating to suppliers of automotive door latches and related products.

Proceedings of this nature can often continue for several years. Where wrongful conduct is found, the relevant antitrust authority can, depending on the jurisdiction, initiate administrative or criminal legal proceedings and impose administrative or criminal fines or penalties taking into account several mitigating and aggravating factors. In the case of the German Federal Cartel Office, administrative fines are tied to the level of affected sales and the consolidated sales of the group of companies to which the offending entity belongs. At this time, management is unable to predict the duration or outcome of the German and Brazilian investigations, including whether any operating divisions of the Company will be found liable for any violation of law or the extent or magnitude of any liability, if found to be liable.

The Company’s policy is to comply with all applicable laws, including antitrust and competition laws. The Company has initiated a global review focused on antitrust risk led by a team of external counsel. If any antitrust violation is found as a result of the above-referenced investigations or otherwise, Magna could be subject to fines, penalties and civil, administrative or criminal legal proceedings that could have a material adverse effect on Magna’s profitability in the year in which any such fine or penalty is imposed or the outcome of any such proceeding is determined. Additionally, Magna could be subject to other consequences, including reputational damage, which could have a material adverse effect on the Company.

[c]	In certain circumstances, the Company is at risk for warranty costs including product liability and recall costs. Due to the nature of the costs, the Company makes its best estimate of the expected future costs [note 14]; however, the ultimate amount of such costs could be materially different. The Company continues to experience increased customer pressure to assume greater warranty responsibility. Currently, under most customer agreements, the Company only accounts for existing or probable claims. Under certain complete vehicle engineering and assembly contracts, the Company records an estimate of future warranty-related costs based on the terms of the specific customer agreements, and the specific customer’s warranty experience.